Exhibit 99.1

Safe Harbor Statement This presentation contains forward-looking statements regarding CB&I and represents our expectations and beliefs concerning future events. These forward-looking statements are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties. When considering any statements that are predictive in nature, depend upon or refer to future events or conditions, or use or contain words, terms, phrases, or expressions such as "achieve", "forecast", "plan", "propose", "strategy", "envision", "hope", "will", "continue", "potential", "expect", "believe", "anticipate", "project", "estimate", "predict", "intend", "should", "could", "may", "might", or similar forward-looking statements, we refer you to the cautionary statements concerning risk factors and "Forward-Looking Statements" described under "Risk Factors" in Item 1A of our Annual Report filed on Form 10-K filed with the SEC for the year ended December 31, 2010, and any updates to those risk factors or "Forward-Looking Statements" included in our subsequent Quarterly Reports on Form 10-Q filed with the SEC, which cautionary statements are incorporated herein by reference.

Overview Peter Hedges Senior Group Vice President Lasse Petterson Chief Operating Officer Dan McCarthy President Lummus Technology Ron Ballschmiede Chief Financial Officer Luciano Reyes Vice President Treasurer Philip Asherman President and Chief Executive Officer Chip Ray Executive Vice President Luke Scorsone President CB&I Steel Plate Structures Cesar Canals Senior Vice President CB&I Steel Plate Structures David King President CB&I Lummus Pat Mullen Senior Vice President Lummus Technology Today's Agenda Overview Break-out Sessions Lummus Technology CB&I Lummus CB&I Steel Plate Structures Finance Panel Discussion/Lunch Wes Stockton Chief Accounting Officer

CB&I Business Model CB&I Lummus Engineering Procurement Module fabrication Construction Commissioning CB&I Steel Plate Structures Engineering Supply Fabrication Erection Licensed technology Engineering / technical services Proprietary catalysts Specialty equipment Lummus Technology CB&I Steel Plate Structures $127.7M 9.6% Lummus Technology $66.3M 20.6% CB&I Lummus $62.1M 3.8% 2011 YTD Operating Income $256.1 Million CB&I Steel Plate Structures $127.7M 9.6% Lummus Technology $66.3M 20.6% CB&I Lummus $62.1M 3.8%

Diversification across Energy Infrastructure

CB&I Strategic Position Source: Company reported ENR data Geographic Diversification Oil & Gas Revenue (%)

Confidence Strength of Backlog Confidence in Markets Positioned to Win

Guidance 2012 Guidance New Awards: $5.5 to $7.0 billion Revenue: $5.2 to $5.6 billion EPS: $2.75 to $3.05

Agenda Overview Break-out Sessions Lummus Technology CB&I Lummus CB&I Steel Plate Structures Finance Panel Discussion/Lunch

Lummus Technology

Safe Harbor Statement This presentation contains forward-looking statements regarding CB&I and represents our expectations and beliefs concerning future events. These forward-looking statements are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties. When considering any statements that are predictive in nature, depend upon or refer to future events or conditions, or use or contain words, terms, phrases, or expressions such as "achieve", "forecast", "plan", "propose", "strategy", "envision", "hope", "will", "continue", "potential", "expect", "believe", "anticipate", "project", "estimate", "predict", "intend", "should", "could", "may", "might", or similar forward-looking statements, we refer you to the cautionary statements concerning risk factors and "Forward-Looking Statements" described under "Risk Factors" in Item 1A of our Annual Report filed on Form 10-K filed with the SEC for the year ended December 31, 2010, and any updates to those risk factors or "Forward-Looking Statements" included in our subsequent Quarterly Reports on Form 10-Q filed with the SEC, which cautionary statements are incorporated herein by reference.

Lummus Technology - Organization Technology Development Center Commercial Development Global Business Development Lummus Technology Heat Transfer CDTECH Chevron Lummus Global Experience Industry: 37 yrs. LTech: 37 yrs. Randall Gas Technologies Experience Industry: 37 yrs. Lummus Tech: 37yrs. Dan McCarthy President Lummus Technology Pat Mullen Senior VP Lummus Technology Experience Industry: 25 yrs. LTech: 11 yrs. Experience Industry: 25 yrs. Lummus Tech: 13 yrs. Human Resources Sector Management with Significant Industry and Lummus Technology Experience Experience Industry: 20 yrs. LTech: 1 yrs. Experience Industry: 15 yrs. LTech: 3 yrs. Experience Industry: 25 yrs. LTech: 13 yrs. Experience Industry: 36 yrs. LTech: 23 yrs. Experience Industry: 39 yrs. LTech: 35 yrs. Experience Industry: 34 yrs. LTech: 24 yrs. Experience Industry: 18 yrs. LTech: 7 yrs. Lummus Technology Division Experience Industry: 13 yrs. LTech: 1 yrs. Lummus Novolen Technology

Lummus Technology Strategic Benefit Recurring earnings streams Operating Income driver 2011 YTD Operating Income $256.1 Million (CHART) CB&I Steel Plate Structures $127.7M 9.6% Lummus Technology $66.3M 20.6% CB&I Lummus $62.1M 3.8% Established Businesses Gas Processing Refining Petrochemicals Scope Licensed Technology Proprietary Catalysts Specialty Equipment Engineering and Technical Services Differentiation Most complete portfolio of olefins technologies World leader in heavy oil upgrading technologies Breadth of technologies provides complete solutions

Over 2,000 Patents and Patent Applications Over 70 Commercialized Licensed Technologies Four Research and Development Centers Lummus Technology - Business Model Business Model Planning Licensing Engineering Specialty Equipment Catalyst Supply Technical Support Revamp / Expansion 1 2 3 4 5 6 New Plant / Revamp Capex Plant Operating Life Opex 7

Diversification across Energy Infrastructure Gas Treating NGL Removal Offshore Liquefaction Gas Processing Ethylene Propylene Butadiene Aromatics Plastics Petrochemicals Hydroprocessing FCC Delayed Coking Refining 6

Refined Product Supply and Demand Trends Source: Exxon Mobil Outlook for Energy Dec 2009 (CHART) 2011 Changing Mix 2010 2030 Incremental Growth Gasoline 27% 25% 16% Naphtha 7% 7% 7% Jet Fuel / Kerosene 8% 8% 7% Middle Distillate 30% 36% 54% Residual Fuel 11% 9% <1% LPG 3% 3% 4% Other 13% 13% 11% Source: Hart Energy Consulting analysis and forecast (2009)

Supply/Demand Dynamics and Project Timing World Ethylene Demand*, Capacity, and Operating Rate * Demand values limited to global top 20 economies Source: Global Data Petrochemicals eTrack

U.S. Olefins Growth

On-Purpose Olefin Technology Demand Ethylene, propylene, and butadiene in high global demand Source: CMAI Percent Million Metric Tons Propylene (CHART) Plug the Gap On-Purpose Propylene Production Million Metric Tons Propylene (CHART) On -purpose Propylene Gap

(CHART) $4,300 $5,160 $5,805 $9,405 $12,024 1,000 Mcf @ $4.30 1,000 BTU 1,000 Mcf @ $4.30 1,200 BTU 60 Bbls NGLs @ $43/Bbl 750 Mcf @ $4.30 1,000 BTU 750 Mcf @ $4.30 1,000 BTU 60 Bbls NGLs @ $43/Bbl 50 Bbls Condensate @ $72/Bbl 167 Bbls Crude @ $72/Bbl (6-1 Conversion) Gas Processing Market Forces Source: Bentek Energy $4.30 Mcf Gas, $72 Bbl Oil, $43 Bbl NGL. Shrink Factor = 25% Liquids $$$ Uplift

Unique Capability

13 yet Lummus Technology - Landscape *Pins are representative of general market location

(CHART) Lummus Technology - Customers 5-year Cap Ex Growth Rate *Addressable markets include midstream, downstream, and chemical/petrochemical **Bubble size reflects forecasted CapEx

Lummus Technology - Competitive Landscape Licensing Technology Catalyst Position *The above represents Lummus Technology's assessment of the Competitive Landscape **Bubble Size represents Lummus Technology's assessment of 2010 comparable Revenue Major Licensors, Hydrocracking Competitors, and Ethylene Competitors Competitors,

Lummus Technology - Competitive Landscape Licensing Technology Catalyst Position *The above represents Lummus Technology's assessment of the Competitive Landscape **Bubble Size represents Lummus Technology's assessment of 2010 comparable Revenue (CHART) Major Licensors, Hydrocracking Competitors, and Ethylene Competitors Competitors, 15

Growth Axes of Lummus Technology Catalyst Proprietary Equipment Technology e.g. Aromatics Recurring Revenue 16

Conclusion Execution Excellence Market Confidence Positioned to Win 17

CB&I Lummus

Safe Harbor Statement This presentation contains forward-looking statements regarding CB&I and represents our expectations and beliefs concerning future events. These forward-looking statements are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties. When considering any statements that are predictive in nature, depend upon or refer to future events or conditions, or use or contain words, terms, phrases, or expressions such as "achieve", "forecast", "plan", "propose", "strategy", "envision", "hope", "will", "continue", "potential", "expect", "believe", "anticipate", "project", "estimate", "predict", "intend", "should", "could", "may", "might", or similar forward-looking statements, we refer you to the cautionary statements concerning risk factors and "Forward-Looking Statements" described under "Risk Factors" in Item 1A of our Annual Report filed on Form 10-K filed with the SEC for the year ended December 31, 2010, and any updates to those risk factors or "Forward-Looking Statements" included in our subsequent Quarterly Reports on Form 10-Q filed with the SEC, which cautionary statements are incorporated herein by reference.

CB&I Lummus - Organization Experience Industry: 37 yrs. CB&I: 31 yrs. David King President CB&I Lummus Global LNG / Upstream Sales Global Downstream Sales HSE Human Resources Upstream Operations Downstream Operations Global Engineering Fabrication / Construction Finance & Accounting Peter Hedges Senior Group VP Strategic Business Dev. CB&I Experience Industry: 31 yrs. CB&I: 3 yrs. Sector Management with Significant Industry Experience Experience Industry: 30 yrs. CB&I: 30 yrs. Experience Industry: 36 yrs. CB&I: 8 yrs. Experience Industry: 30 yrs. CB&I: 11 yrs. Experience Industry: 34 yrs. CB&I: 5 yrs. Experience Industry: 12 yrs. CB&I: 12 yrs. Experience Industry: 41 yrs. CB&I: 6 yrs. Experience Industry: 24 yrs. CB&I: 5 yrs. Experience Industry: 41 yrs. CB&I: 4 yrs. Experience Industry: 36 yrs. CB&I: 5 yrs. Experience Industry: 17 yrs. CB&I: 10 yrs. Estimating, Procurement & Subcontracts

CB&I Lummus Strategic Benefit Critical mass Revenue driver 2011 YTD Operating Income $256.1 Million (CHART) CB&I Steel Plate Structures $127.7M 9.6% Lummus Technology $66.3M 20.6% CB&I Lummus $62.1M 3.8% Differentiation Market position Contracting flexibility Global footprint Oil & Gas Oil Sands Offshore Syngas / Sulfur Pipelines Established Business LNG Refining Petrochemicals Hydrogen Plants Gas Processing

Diversification across Energy Infrastructure 5 Offshore Platform LNG Liquefaction Gas Processing FPSO LNG Regasification Petrochemicals Refining

Hydrocarbon Market Opportunities Strategic Focus Liquefaction FEED to EPC LNG Gorgon Browse Yamal Strengthen geographic position Refining Reficar Sohar NIS Gas Processing Capitalize on non-conventional gas PNG Dominion Occidental U.S. market development Petrochemical Occidental Undisclosed Undisclosed Broaden geographic footprint Offshore Buzzard Nexen Goliat Execution excellence Oil Sands Kearl Total Suncor 6

CB&I Lummus - Competitive Landscape 7 Gas Processing Industry Focus LNG Refining Product Offering Petrochemical Offshore Oil Sands Product Offering Industry Focus

Petrochemical CB&I Lummus - Landscape Refining LNG Oil Sands Offshore / Pipeline Gas Processing *Pins are representative of general market location

CB&I Lummus - Customers (CHART) 5-Year CapEx Growth Rate *Addressable markets include midstream, downstream, and chemical/petrochemical **Bubble size reflects forecasted CapEx

Broad Service Offering 10

Unique Capability 11

Project Execution 12

Conclusion Execution Excellence Market Confidence Positioned to Win

CB&I Steel Plate Structures

Safe Harbor Statement This presentation contains forward-looking statements regarding CB&I and represents our expectations and beliefs concerning future events. These forward-looking statements are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties. When considering any statements that are predictive in nature, depend upon or refer to future events or conditions, or use or contain words, terms, phrases, or expressions such as "achieve", "forecast", "plan", "propose", "strategy", "envision", "hope", "will", "continue", "potential", "expect", "believe", "anticipate", "project", "estimate", "predict", "intend", "should", "could", "may", "might", or similar forward-looking statements, we refer you to the cautionary statements concerning risk factors and "Forward-Looking Statements" described under "Risk Factors" in Item 1A of our Annual Report filed on Form 10-K filed with the SEC for the year ended December 31, 2010, and any updates to those risk factors or "Forward-Looking Statements" included in our subsequent Quarterly Reports on Form 10-Q filed with the SEC, which cautionary statements are incorporated herein by reference. 2

CB&I Steel Plate Structures - Organization 3 Experience Industry: 33 yrs. CB&I: 32 yrs. Luke Scorsone President CB&I Steel Plate Structures Experience Industry: 29 yrs. CB&I: 29 yrs. Cesar Canals Senior VP CB&I Steel Plate Structures Subcontracting and Procurement Project Controls and Estimating Engineering Global Sales Finance and Accounting Americas (USA, CSA) Middle East, Europe, Africa Asia Pacific, Australia Human Resources HSE Horton CBI Experience Industry: 20 yrs. CB&I: 16 yrs. CBI Services Experience Industry: 35 yrs. CB&I: 35 yrs. Experience Industry: 5 yrs. CB&I: 3 yrs. Experience Industry: 16 yrs. CB&I: 16 yrs. Experience Industry: 32 yrs. CB&I: 32 yrs. Experience Industry: 29 yrs. CB&I: 29 yrs. Experience Industry: 23 yrs. CB&I: 11 yrs. Experience Industry: 36 yrs. CB&I: 36 yrs. Experience Industry: 30 yrs. CB&I: 30 yrs. Experience Industry: 22 yrs. CB&I: 22 yrs. Experience Industry: 33 yrs. CB&I: 33 yrs. Experience Industry: 19 yrs. CB&I: 4 yrs. Sector Management with Significant CB&I Steel Plate Structures Experience

2011 YTD Operating Income $256.1 Million (CHART) CB&I Steel Plate Structures $127.7M 9.6% Lummus Technology $66.3M 20.6% CB&I Lummus $62.1M 3.8% CB&I Steel Plate Structures 4 Strategic Benefit Stable underpinning of work Client access Established Business Conventional Storage Tanks Low Temp / Cryogenic Storage Mechanical Erection Pressure Vessels Storage Terminals Elevated Water Storage Nuclear Specialty Structures Differentiation Global brand leadership (46,000 tanks/storage structures) Capability to build any plate structure anywhere Innovation and superior plate structure delivery model

Diversification across Energy Infrastructure 5 5

Market Drivers Geographic: Strong Demand Continues in Middle East, Asia, and Australia U.S. Refiners Limiting CAPEX NA, CSA underpinning continues 6 (CHART) Source: Global Data (CHART) End Markets: LNG / LPG Refinery and Petrochemical Water and Waste Water Mineral Processing Storage Power

7 Refining Petrochemicals Oil Sands CB&I Steel Plate Structures - Landscape *Pins are representative of general market location

(CHART) 8 5-Year CapEx Growth Rate CB&I Steel Plate Structures - Customers

(CHART) CB&I Steel Plate Structures - Competitive Landscape 9 *Bubble size represents estimated 2010 comparable Steel Plate Structure revenue **Bubble position based on third party data from ENR and Capital IQ

Global Brand Leadership 10

Unique Capability 11

Project Execution 12

Conclusion Execution Excellence Market Confidence Positioned to Win 13

Finance

Safe Harbor Statement This presentation contains forward-looking statements regarding CB&I and represents our expectations and beliefs concerning future events. These forward-looking statements are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties. When considering any statements that are predictive in nature, depend upon or refer to future events or conditions, or use or contain words, terms, phrases, or expressions such as "achieve", "forecast", "plan", "propose", "strategy", "envision", "hope", "will", "continue", "potential", "expect", "believe", "anticipate", "project", "estimate", "predict", "intend", "should", "could", "may", "might", or similar forward-looking statements, we refer you to the cautionary statements concerning risk factors and "Forward-Looking Statements" described under "Risk Factors" in Item 1A of our Annual Report filed on Form 10-K filed with the SEC for the year ended December 31, 2010, and any updates to those risk factors or "Forward-Looking Statements" included in our subsequent Quarterly Reports on Form 10-Q filed with the SEC, which cautionary statements are incorporated herein by reference. 2

Experience Functional: 35 yrs. CB&I: 6 yrs. Ron Ballschmiede Chief Financial Officer CB&I Finance and Accounting - Organization 3 Financial Management Team with Significant Experience Experience Functional:18 yrs. CB&I: 13 yrs. Luciano Reyes Vice President & Treasurer Experience Functional: 17 yrs. CB&I: 9 yrs. Wes Stockton Controller & Chief Accounting Officer Internal Audit Experience Functional: 18 yrs. CB&I: 9 yrs. Accounting Experience Functional: 17 yrs. CB&I: 9 yrs. Tax Experience Functional: 32 yrs. CB&I: 7 yrs. Treasury Experience Functional: 18 yrs. CB&I: 13 yrs. Lummus Technology (Bloomfield) Experience Functional: 38 yrs. CB&I: 38 yrs. CB&I Steel Plate Structures (The Woodlands) Experience Functional: 23 yrs. CB&I: 11 yrs. CB&I Lummus (The Hague) Experience Functional: 17 yrs. CB&I: 10 yrs. Financial Operations

Revenue and Backlog 4 *Backlog represents year end for periods 2000 - 2010 and Q3 for 2011 (CHART)

Diversified Risk Adjusted Backlog 5 (CHART) Q4 2007 Backlog Q4 2009 Backlog Q3 2011 Backlog (CHART) (CHART) Cost Reimbursable 40%

Diversified Risk Adjusted Backlog 5 2007 Revenue 2011 Revenue (CHART) (CHART) 2009 Revenue (CHART) Q4 2007 Backlog Q4 2009 Backlog Q3 2011 Backlog (CHART) (CHART) Cost Reimbursable 40% (CHART)

Q1 2011 Q2 2011 Q3 2011 YTD 2011 Revenue $ 954 $ 1,086 $ 1,255 $ 3,295 Operating Income 757.9% 888.1% 937.4% 2567.8% Net IncomeDiluted EPS 51 0.50 62 0.62 72 0.72 185 1.84 New AwardsBacklog 1,011 7,040 1,2167,257 3,8089,273 6,0359,273 Cash 430 376 540 540 Note: $ in millions, except Diluted EPS Gross Profit: Q3 2011 of $146.8 million, or 11.7% EBITDA: Q3 2011 of $110.2 million, or 8.8% Share Repurchases: YTD as of Q3 2011 of $100.5 million, or 2.7 million shares 2011 Financial Overview 6

Recent Operating Income Performance 7 CB&I Bandwidth 6-8% Peer Bandwidth 3-6% CB&I FWLT Fluor Jacobs URS Matrix KBR Solid execution Sector combination provides earnings stability Shaw Q4'08 Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Q4'10 Q3'11 Q2'11 Q1'11 (CHART)

CB&I Steel Plate Structures 7% - 10% Operating Income Sector Operational Performance 8 CB&I Lummus 3% - 6% Operating Income Lummus Technology $100M +/- 10% Operating Income Licensed technology Heat transfer equipment Proprietary catalysts Engineering Procurement Module fabrication Construction Commissioning Engineering Supply Fabrication Erection Operating Income (% of Revenue) Q4 '09 Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Lummus Technology 23.6% 25.1% 26.2% 29.6% 33.7% 19.1% 18.7% 23.6% CB&I Lummus 2.0% 4.1% 5.0% 4.2% 4.0% 3.2% 4.5% 3.6% CB&I Steel Plate Structures 10.8% 9.6% 9.0% 9.1% 9.5% 10.0% 10.4% 8.5% Total 7.4% 7.9% 7.7% 8.6% 9.0% 7.9% 8.1% 7.4%

Effective Financial Management Focused SG&A Cost Control Low Effective Tax Rate Foreign Exchange / Commodity Management Strong Balance Sheet Fundamentals Significant Liquidity and Financial Flexibility 9

Focused SG&A Cost Control 10 SG&A Well Controlled Ability to Leverage (CHART)

Focused SG&A Cost Control 10 SG&A Well Controlled Ability to Leverage (CHART)

Low Effective Tax Rate 11 Note: Rate for 2008 / 2009 is adjusted for non-benefited South Hook charges Tax Rate Drivers Dutch Parent Geographic Mix Contracting Method Tax Planning

12 Conservative and disciplined approach through: Parity and escalation clauses Risk management Risk protection Foreign Exchange / Commodity Management

(CHART) Strong Balance Sheet Significant focus on cash generation and contract terms Low debt levels Nearly $1.2 billion of equity Ability to de-lever 13 CC / Backlog (CHART) Contract Capital Strong Balance Sheet Fundamentals (CHART)

Significant Liquidity and Financial Flexibility Significant Liquidity Cash balances Minimal leverage Significant lender support across diverse geographies and sources Nearly $1.4B of available capacity 14 (CHART) (CHART) Shareholder Return Over 21% ROE since 2009 Organic growth and acquisition Share repurchases Quarterly cash dividend

Conclusion Conservative Financial Position Earnings Stability Cost Control 15